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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 6, 2000 included in ARAMARK Corporation's Form 10-K for the year ended September 29, 2000 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
July 17, 2001